EXHIBIT 31.4

CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John S. Rego, certify that:

1. I have reviewed the quarterly report on Form 10-Q of Vonage Holdings Corp., as amended by this Amendment No. 1; and

2. Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 18, 2008	/s/ JOHN S. REGO
John S. Rego Executive Vice President, Chief Financial Officer and Treasurer